UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 11, 2005

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14160               (06-1110906)

----------------------------       ----------------          -------------

(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER

    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)

      ORGANIZATION)

1030 N. ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT'S WEBSITE ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On August 11, 2005, we reported our second quarter financial results for the three- and six-month periods, ended June, 30, 2005 and the Company has announced it will host a teleconference beginning at 4:15p.m Eastern to discuss the Companies’ financial results, corporate progression and other developments. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits

 (c)

Exhibits.

99.1     Press release dated August 11, 2005 containing our second quarter financial results for the three and six month periods, ended June 30, 2005 and a teleconference regarding the Company’s financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:     August 11, 2005           BY: /s/ RANDY LUBINSKY

         ---------------               ---------------------------------------

                                       Chief Executive Officer and Director

Date:     August 11, 2005           BY: /s/ MARK SZPORKA

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                                       Chief Financial & Accounting Officer,

                                       Secretary and Director